SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

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POWER-ONE, INC.

(Exact name of registrant as specified in its charter)

Commission file number 0-29454

DELAWARE (State or other jurisdiction of incorporation or organization)	77-0420182 (IRS Employer Identification No.)

740 CALLE PLANO, CAMARILLO, CA (Address of principal executive offices)	93012 (zip code)

Registrant’s telephone number, including area code (805) 987-8741

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Conditions

The following information is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On October 26, 2004, Power-One, Inc. (the “Company”) issued a press release announcing the Company’s financial and operating results for the third fiscal quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into Item 2.02 of this Form 8-K by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Index

     99.1 Press release reporting Company’s financial and operating results for the third fiscal quarter of 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 26, 2004	POWER-ONE, INC.
	By:	/s/ Eddie K. Schnopp
Eddie K. Schnopp
Sr. Vice President-- Finance, Treasurer and Chief Financial Officer